Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Litigation

From time to time, we are involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, we do not believe that the ultimate outcome of any unresolved matters, individually and in the aggregate, are reasonably possible to have a material adverse effect on our financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and our view of these matters may change in the future. We record a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. We review the need for any such liabilities on a regular basis.